SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): June 19, 1995



                                 PRESSTEK, INC.
             (Exact name of Registrant as specified in its charter)



              DELAWARE                0-17541          02-0415170
     (State or other jurisdiction   (Commission     (I.R.S. Employer
         of incorporation)          File Number)   Identification No.)



     8 Commercial Street, Hudson, New Hampshire               03501
     (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (603) 595-7000




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          (Former name or former address, if changed since last report)




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Item 8.  Change in Fiscal Year

         On June 19, 1995 the Registrant determined to change its fiscal year from a calendar year ending on December 31 to a fiscal year ending on the Saturday closest to December 31. Due to the immaterial nature of the change in the fiscal year, no transition report for such change in fiscal year will be filed by the Registrant.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            PRESSTEK, INC.
                                            (Registrant)


                                       By:/s/ Richard A. Williams
                                          --------------------------------------
                                              Richard A. Williams
                                              Executive Vice President and Chief
                                              Operating Officer


Date:  June 29, 1995